SCHEDULE 14A
                               (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT
                          SCHEDULE 14A INFORMATION
              Proxy Statement Pursuant to Section 14(a) of the
             Securities Exchange Act of 1934 (Amendment No. ___)

[X]  Filed by the Registrant

[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                   COLOROCS INFORMATION TECHNOLOGIES, INC.
                (Name of Registrant as Specified in Charter)

                               NOT APPLICABLE
    (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-111:

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

SUPERSCRIPT 1  Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                      April 29, 1998


Dear Shareholder:

     You are cordially invited to attend the 1998 Annual Meeting of Shareholders of Colorocs Information Technologies, Inc. to be held at Bradbury Suites, Norcross, Georgia, on Friday, May 29, 1998 at 1:00 p.m., local time.

     The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. We have included the Form 10-KSB which is serving as the Company's 1997 Annual Report. During the meeting, we also will report on the operations of the Company during the past year, and the directors and officers of the Company will be present to respond to appropriate questions from shareholders.

     I hope that you will be able to attend the Annual Meeting. If you plan to attend, please mark the appropriate box at the bottom of your proxy card so that we can make appropriate arrangements for the anticipated number of guests. Whether or not you plan to attend the Annual Meeting, please sign, date and return your proxy card in the enclosed envelope at your earliest convenience. This will assure that your shares will be represented and voted at the Annual Meeting even if you are unable to attend.

                                      Sincerely,



                                      /s/ RUDOLPH P. RUSSO
                                      Rudolph P. Russo
                                      Chairman of the Board
                                      and Chief Executive Officer

                   COLOROCS INFORMATION TECHNOLOGIES, INC.

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD MAY 29, 1998

     NOTICE HEREBY IS GIVEN that the 1998 Annual Meeting of Shareholders of Colorocs Information Technologies, Inc. (the "Company") will be held at Bradbury Suites, Norcross, Georgia, on Friday, May 29, 1998 at 1:00 p.m. local time, for the purposes of:

     1.   Electing four directors of the Company;

     2. Ratifying the appointment of Arthur Andersen LLP as independent public accountants of the Company for the fiscal year ending December 31, 1998; and

     3. Transacting such other business as properly may come before the Annual Meeting or any adjournments thereof.

     Information relating to matters 1 and 2 above is set forth in the attached Proxy Statement. Shareholders of record at the close of business on April 22, 1998 will be entitled to receive notice of and to vote at the Annual Meeting and any adjournments thereof.

                                      By Order of the Board of Directors.


                                      /s/ ALAN B. CATHERALL
                                      Alan B. Catherall
                                      Chief Financial Officer

Norcross, Georgia
April 29, 1998

PLEASE READ THE ATTACHED PROXY STATEMENT AND THEN PROMPTLY COMPLETE, EXECUTE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. YOU CAN SPARE YOUR COMPANY THE EXPENSE OF FURTHER PROXY SOLICITATION BY RETURNING YOUR PROXY CARD PROMPTLY. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE THE PROXY AND VOTE IN PERSON IF YOU SO DESIRE.

                   COLOROCS INFORMATION TECHNOLOGIES, INC.

                              _________________

                               PROXY STATEMENT
                     FOR ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD MAY 29, 1998
                              _________________

     This Proxy Statement is furnished to the shareholders of Colorocs Information Technologies, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company for use at the 1998 Annual Meeting of Shareholders of the Company and at any adjournments thereof (the "Annual Meeting"). The Annual Meeting will be held on Friday, May 29, 1998 at 1:00 p.m. local time at Bradbury Suites, Norcross, Georgia.

     The approximate date on which this Proxy Statement and the accompanying proxy card are first being sent or given to shareholders is April 22, 1998.


                                   VOTING

General

     The securities that can be voted at the Annual Meeting consist of Common Stock of the Company, no par value, with each share entitling its owner to one vote on each matter submitted to the shareholders. The record date for determining the holders of Common Stock who are entitled to notice of and to vote at the Annual Meeting is April 22, 1998. On the record date, 2,114,794 shares of Common Stock were outstanding and eligible to be voted at the Annual Meeting.

Quorum and Vote Required

     The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting. In counting the votes to determine whether a quorum exists at the Annual Meeting, the proposal receiving the greatest number of all votes cast "for" or "against," as well as any abstentions (including instructions to withhold authority to vote) will be used.

     In accordance with Georgia law (under which the Company is organized) and the Company's Bylaws, the vote required to elect directors (Proposal 1) is a plurality of the votes cast by the holders of shares entitled to vote, provided a quorum is present. As a result, votes that are withheld will have no effect. With regard to the proposal to ratify the Board of Directors' appointment of independent accountants for the Company (Proposal 2), the proposal is approved if the votes cast favoring such proposal exceed the votes cast opposing such proposal, provided a quorum is present. As a result, abstentions and broker non-votes will have no effect.

Proxies

     The accompanying proxy card is for use at the Annual Meeting if a shareholder is unable to attend in person or is able to attend but does not wish to vote in person. Shareholders should specify their choices with regard to the two proposals on the accompanying proxy card. All properly executed and dated proxy cards delivered by shareholders to the Company in time to be voted at the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with the instructions given. If no specific instructions are given, the shares represented by a signed and dated proxy card will be voted "FOR" the election of the four director nominees named in Proposal 1 and "FOR" Proposal 2. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon such matters according to their judgment. The Board of Directors is not aware of any other business to be presented to a vote of the shareholders at the Annual Meeting.

     The granting of a proxy does not affect the right to vote in person should the shareholder attend the Annual Meeting. Any shareholder who has given a proxy has the power to revoke it at any time before it is voted by giving written notice of revocation to Alan B. McKeon, the Secretary of the Board, at 5600 Oakbrook Parkway, Suite 240, Norcross, Georgia 30093-1843; by executing and delivering to Mr. McKeon a proxy card bearing a later date; or by voting in person at the Annual Meeting.

     In addition to soliciting proxies directly, the Company has requested brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares held of record by them. The Company also may solicit proxies through its directors, officers and employees in person and by telephone and facsimile, without payment of additional compensation to such persons. All expenses incurred in connection with the solicitation of proxies will be borne by the Company.

Principal Shareholders

     The following table sets forth information as of April 22, 1998 regarding the ownership of the Company's Common Stock by each person known to the Company to be the beneficial owner of more than five percent of the Company's Common Stock and by all directors and executive officers of the Company as a group. For information regarding the beneficial ownership of the Company's Common Stock as of April 22, 1998 by each of the directors of the Company and the Named Executive Officer of the Company (as defined in "Executive Compensation"), see "Proposal 1 - Election of Directors - Information Regarding Nominees."

Name and Position           Shares Beneficially Owned(1)  Percent of Class(1)

Rudolph P. Russo                     727,247(2)                 34.4%
Chairman of the Board and
Chief Executive Officer





Credit Lyonnais Bank                 145,575(3)                  6.9%
Principal Shareholder

All current directors and            887,747(4)                 42.0%
executive officers as a
group (5 persons)

(1) Beneficial ownership includes shares of Common Stock as to which a person possesses sole or shared voting and/or investment power and shares which may be acquired within 60 days after April 22, 1998 upon the exercise of outstanding stock options and stock warrants. Shares which may be acquired upon the exercise of stock options or stock warrants are deemed to be outstanding for the purpose of computing the percentage of Common Stock owned by a particular individual or group but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person or group. To the Company's knowledge, the named persons have sole voting and investment power with regard to the shares shown as owned by them except as otherwise referenced in the notes below.
(2) The shares shown include 31,250 shares that may be acquired upon the exercise of stock options and 225,000 shares which may be acquired upon the exercise of stock warrants. Mr. Russo's business address is 35 Market Street, Bardavon Building, Poughkeepsie, New York 12601.
(3) The address of Credit Lyonnais Bank is Nederland NV, 63 Coolsingel, 3012 AB Rotterdam, The Netherlands.
(4) The shares shown include 191,750 shares that may be acquired upon the exercise of stock options and 225,000 shares that may be acquired upon the exercise of stock warrants.


                     PROPOSAL 1 - ELECTION OF DIRECTORS

Nominees

     Pursuant to the Bylaws of the Company, the number of directors of the Company has been set by the Board of Directors at four, and the Board of Directors has nominated the four persons named in the table below for election as directors at the Annual Meeting. If elected, each of the four nominees would serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified. If any of the nominees should be unavailable to serve for any reason (which is not anticipated), the Board of Directors may designate a substitute nominee or nominees (in which case the persons named as proxies on the enclosed proxy card will vote the shares represented by all valid proxy cards for the election of such substitute nominee or nominees), allow the vacancy or vacancies to remain open until a suitable candidate or candidates are located, or by resolution provide for a lesser number of directors.

     The Board of Directors unanimously recommends that shareholders vote "FOR" the proposal to elect Alan B. McKeon, Nicholas M. Russo, Rudolph P. Russo and Joseph E. Wallace as directors of the Company to serve until the 1999 Annual Meeting of Shareholders and until their successors are duly elected and qualified.

Information Regarding Nominees

     The following table sets forth certain information regarding the four nominees for director. Except as otherwise indicated, each of the named persons has been engaged in his present principal occupation for more than five years. Stock ownership information is as of April 22, 1998.

                                                                                                              Shares of Common
                                                                                                             Stock Beneficially
                                                                                                                 Owned (Percent
Name                                                      Business Information                                     of Class)(1)

Alan B. McKeon               Mr. McKeon, age 35, has served as a Director of the Company since April, 1995.         89,500(2)
                             He is currently a technology entrepreneur in Atlanta, and previously served as          (4.2%)
                             President and Chief Operating Officer of the Company from April, 1995 to May, 1997.
                             Prior to joining the Company, Mr. McKeon was Vice President - Sales & Marketing of
                             Iterated Systems, Inc. from 1994 to April, 1995 and was President of Iterated
                             Systems Ltd., a subsidiary of Iterated Systems, Inc. from 1991 to 1993.  From
                             1990 to 1991 he was Business Development Manager for Microsoft Ltd, in the
                             United Kingdom and from 1986 to 1989 he served as European Sales Manager for a subsidiary of Dun & Bradstreet.


Nicholas M. Russo(3)         Mr. Russo, age 64, has been a certified public accountant in private practice          56,000(2)
                             since 1963.  Mr. Russo has served as a director of the Company since February 1997.     (2.6%)

Rudolph P. Russo(3)          Mr. Russo, age 68, has served as Chairman of the Board of the Company since 1994      727,247(4)
                             and as Chief Executive Officer of the Company since March 1995.  He served as
                             Co-Chairman of the Board from December 1993, when he was first elected as a director, to 1994.  Mr. Russo has been in private practice as an attorney in
                             Poughkeepsie, New York since 1957.                                                      (34.4%)

Joseph E. Wallace(5)         Mr. Wallace, age 65, has been engaged in private investment banking doing              15,000(2)
                             business as Wallace Associates since 1982.  From 1978 to 1982, he was Vice              (0.7%)
                             President of W.T. Grimm Co., merger and acquisition consultants.  From 1970 to 1978 he was a partner with the investment banking firm of Drexel, Harriman
                             & Ripley.  Mr. Wallace has served as a director of the Company since February 1997.




(1) See Note (1) on page 2 hereof for the definition of "beneficial ownership".
(2) The shares shown represent shares which may be acquired upon the exercise of stock options.
(3)  Nicholas M. Russo and Rudolph P. Russo are brothers.
(4) The shares shown include 31,250 shares which may be acquired upon the exercise of stock options and 225,000 shares which may be acquired upon the exercise of stock warrants.
(5)  Joseph E. Wallace and Rudolph P. Russo are brothers-in-law.

Meetings and Committees of the Board of Directors

     The Board of Directors of the Company conducts its business through meetings of the full Board and through an Audit Committee. During 1997, the Board of Directors held 4 meetings and acted by written consent on 3 occasions. Each director attended at least 75% of all meetings of the full Board of Directors. The Audit Committee did not meet during 1997.

     The Audit Committee is responsible for reviewing with the Company's independent accountants their audit plan, the scope and results of their audit engagement and the accompanying management letter, if any; reviewing the scope and results of the Company's internal auditing procedures; consulting with the independent accountants and management with regard to the Company's accounting methods and the adequacy of the Company's internal accounting controls; approving professional services provided by the independent accountants; reviewing the independence of the independent accountants; and reviewing the range of the independent accountants' audit and non-audit fees. The Audit Committee is composed of Nicholas M. Russo (Chairman) and Joseph E. Wallace.

     The Board of Directors as a whole functions as a nominating committee to select management's nominees for election as directors of the Company. The Board of Directors will consider nominees recommended by shareholders if submitted to the Company in accordance with the procedures set forth in
Section 3.7 of the Bylaws of the Company. See "Shareholders' Proposals for 1999 Annual Meeting" below.

Director Compensation

     Directors who do not serve as full time employees of the Company earn an annual retainer of $7,500 and a fee of $1,000 per Board meeting if in attendance, as well as reimbursement for Board-related expenses. Directors who serve as full time employees of the Company receive no directors' fees. Stock options were granted to Nicholas M. Russo and Joseph E. Wallace during 1997.

Additional Information

     For additional information that should be considered with regard to the election of directors, see "Executive Compensation," "Certain Transactions" and "Section 16(a) Beneficial Ownership Reporting Compliance" below.

                           EXECUTIVE COMPENSATION

Summary of Compensation

     The following table sets forth information for 1995, 1996 and 1997 concerning compensation paid or accrued by the Company to or on behalf of the Company's Chief Executive Officer (the "Named Executive Officer"). No other executive officer of the Company received a total annual salary and bonus in excess of $100,000 during 1997.


                                                                                                  Long-Term
                                                Annual Compensation(1)                       Compensation Awards

     Name and                                                             Other Annual           Securities
Principal Position                   Year      Salary       Bonus         Compensation       Underlying Options

Rudolph P. Russo                     1997    $154,167(2)   $ - 0 -          $ - 0 -                 - 0 -
  Chairman of the Board              1996    $200,000(2)   $ - 0 -          $ - 0 -                 - 0 -
  and Chief Executive Officer        1995    $100,000(2)   $ - 0 -          $ - 0 -                31,250

(1) Excludes any perquisites and other personal benefits received, the total value of which did not exceed 10% of the named person's total annual salary and bonus.
(2) Amounts represent compensation paid to Mr. Russo for consulting services provided to the Company.

Stock Options and Stock Warrants

     No stock options were granted to or exercised by Mr. Russo in 1997. Mr. Russo was granted a warrant to purchase 225,000 shares of Common Stock by the Board of Directors on May 8, 1997. The warrant has a term of five years and is exercisable at an exercise price of $0.25 per share. See "Certain Transactions" below. The following table sets forth information regarding the number and value of all of the unexercised stock options and stock warrants held by Mr. Russo.

                                           Fiscal Year End Warrant and Option Values




                              Number of Securities     Value of Unexercised      Number of Securities     Value of Unexercised
                             Underlying Unexercised        In-the-Money         Underlying Unexercised          In-the-Money
                                    Warrants                 Warrants                   Options                   Options
Name                         at Fiscal Year  End(1)    at Fiscal Year End(2)     at Fiscal Year End(1)    at Fiscal Year End(3)

Rudolph P. Russo                   225,000(3)                $ 386,730                 31,250(4)                $  31,838

(1)  All warrants and options were exercisable at the fiscal year-end.
(2) Such value is computed by subtracting the warrant exercise price ($0.25 per share) from the market price of the Common Stock on December 31, 1997 ($1.97) and multiplying that figure by the total number of unexercised warrants.
(3) Such value is computed by subtracting the option exercise price ($0.95 per share) from the market price of the Common Stock on December 31, 1997 ($1.97) and multiplying that figure by the total number of unexercised options.
(4) All of such options were granted to Mr. Russo under the 1994 Director Stock Option Plan.


                            CERTAIN TRANSACTIONS

     As of December 31, 1997, the Company had a $1,505,717 line of credit from a bank which bears interest at the prime rate (8.5% at December 31, 1997) (the "Line of Credit"). As of December 31, 1997, the Company had a total outstanding principal balance of $1,505,717. The Line of Credit is guaranteed and fully collateralized in cash by Rudolph P. Russo, the Chairman of the Board and Chief Executive Officer of the Company. Prior to its sale to NetChannel, Inc. ("NetChannel") in May 1997, to secure the obligation of the Company's former subsidiary, ViewCall America, Inc. ("VCA"), (the original primary borrower under the Line of Credit), to repay the Line of Credit, VCA granted Mr. Russo a security interest in substantially all of the assets of VCA.

     On November 11, 1996, the Company borrowed $500,000 from Rudolph P. Russo (the "Term Loan"). The note which evidences the Term Loan was due May 12, 1997, bore interest at the prime rate plus 2% and was collateralized by substantially all of the assets of the Company. This amount was repaid in July 1997. The Company paid approximately $42,992 in interest to Mr. Russo over the life of the Term Loan.

     In consideration of (i) the cash collateral provided by Rudolph P. Russo to secure the Line of Credit and (ii) the making of the Term Loan, VCA issued Mr. Russo a warrant to purchase 1,062,500 shares of common stock of VCA at a purchase price of $0.70 per share (subject to certain adjustments). Additionally, pursuant to a Financing Agreement dated as of February 16, 1997 among the Company, Mr. Russo and VCA, the Company guaranteed the repayment to Mr. Russo of the cash collateral he provided to secure the Line of Credit. For this guaranty obligation, VCA issued the Company a warrant to purchase 1,062,500 shares of common stock of VCA at a purchase price of $0.70 per share (subject to certain adjustments). As security for this guaranty obligation, the Company granted Mr. Russo a security interest in substantially all of the assets of the Company.

     To facilitate the sale of VCA to NetChannel, Rudolph P. Russo agreed to the termination of his warrant to purchase 1,062,500 shares of common stock of VCA and his security interest in substantially all of the assets of the Company. In consideration of such actions, on May 8, 1997, the Board of Directors of the Company issued Mr. Russo a warrant to purchase 225,000 share of common stock to the Company. The warrant has a term of 5 years and is exercisable at an exercise price of $0.25 per share (subject to certain adjustments).

     During the year ended December 31, 1997, Rudolph P. Russo provided certain consulting services to the Company. As compensation for such services, Mr. Russo earned an aggregate of $200,000 and $154,167 during the years ended December 31, 1996 and 1997, respectively. In addition, from time to time, during the year ended December 31, 1997, Rudolph P. Russo has advanced money on behalf of the Company for the purpose of paying certain trade payables. The Company has not compensated Mr. Russo for such advances.

     During the year ended December 31, 1997, the Company's subsidiary, VCA, retained the law firm of Balboni Ashley LLC for legal services in connection with the asset sale of VCA. Balboni Ashley LLC was paid approximately $110,000 during the year ended December 31, 1997, for such services. Mr. Alan B. McKeon's wife is a partner of Balboni Ashley LLC.


           SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, and regulations of the Securities and Exchange Commission thereunder require the Company's directors and executive officers and any persons who beneficially own more than 10% of the Company's Common Stock, as well as certain affiliates of such persons, to file initial reports of their ownership of Common Stock and subsequent reports of changes in such ownership with the Securities and Exchange Commission. Directors, executive officers and persons beneficially owning more than 10% of such stock are required by applicable regulations to furnish the Company with copies of all Section 16(a) reports they filed. Based solely on its review of the copies of such reports received by it and written representations that no other reports were required of those persons, the Company believes that during 1997, all filing requirements applicable to its directors and executive officers were complied with in a timely manner.


                  PROPOSAL 2 - RATIFICATION OF APPOINTMENT
                         OF INDEPENDENT ACCOUNTANTS

     The Board of Directors has appointed the firm of Arthur Andersen LLP to serve as independent public accountants of the Company for the fiscal year ending December 31, 1998 and has directed that such appointment be submitted to the shareholders for ratification at the Annual Meeting. Arthur Andersen LLP served as independent public accountants of the Company for the fiscal year ended December 31, 1997 and is considered by management of the Company to be well qualified. If the shareholders do not ratify the appointment of Arthur Andersen LLP, the Board of Directors will reconsider the appointment.

     Representatives of Arthur Andersen LLP will be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

     The Board of Directors unanimously recommends that shareholders vote "FOR" the proposal to ratify the appointment of Arthur Andersen LLP as independent accountants of the Company for the fiscal year ending December 31, 1998.


               SHAREHOLDERS' PROPOSALS FOR 1999 ANNUAL MEETING

     Director nominations and other proposals of shareholders intended to be presented at the 1999 Annual Meeting of Shareholders must be submitted to the Company in accordance with the procedures set forth in Sections 3.7 and 2.13, respectively, of the Bylaws of the Company. The effect of these provisions is that shareholders must submit such nominations and proposals, together with certain related information specified in the above-referenced sections of the Bylaws, in writing to the Company not later than 14 days before the date of the 1999 Annual Meeting or 5 days after notice of the 1999 Annual Meeting is given, whichever is later, in order for such matters to be brought before the 1999 Annual Meeting. All such proposals, nominations and related information should be submitted on or before the required date by certified mail, return receipt requested, to the Secretary of the Company, 5600 Oakbrook Parkway, Suite 240, Norcross, Georgia 30093-1843. A copy of the above-referenced sections of the Bylaws will be provided upon request in writing to the Secretary of the Board at such address.


            OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

     The Board of Directors of the Company knows of no matters other than those referred to in the accompanying Notice of Annual Meeting of Shareholders which may properly come before the Annual Meeting. However, if any other matter should be properly presented for consideration and voting at the Annual Meeting or any adjournments thereof, it is the intention of the persons named as proxies on the enclosed form of proxy card to vote the shares represented by all valid proxy cards in accordance with their judgment of what is in the best interest of the Company.

                                     By Order of the Board of Directors.


                                     /s/ ALAN B. CATHERALL
                                     Alan B. Catherall
                                     Chief Financial Officer

Norcross, Georgia
April 29, 1998
                                 ___________

     The Company's 1997 Form 10-KSB, which is serving as the Company's Annual Report, has been mailed to shareholders of the Company with these proxy materials. The Form 10-KSB does not form any part of the material for the solicitation of proxies.

[ATTACHMENT -- PROXY CARD]
[FRONT]
Revocable Proxy

                                Common Stock

                   COLOROCS INFORMATION TECHNOLOGIES, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE 1998 ANNUAL MEETING OF SHAREHOLDERS.

     The undersigned hereby appoints Alan B. McKeon as proxy, with full power of substitution, to act for and in the name of the undersigned to vote all shares of Common Stock of Colorocs Information Technologies, Inc. (the "Company") which the undersigned is entitled to vote at the 1998 Annual Meeting of Shareholders of the Company, to be held at Bradbury Suites, Norcross, Georgia, on Friday, May 29, 1998 at 1:00 p.m., local time, and at any and all adjournments thereof, as indicated below.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

1. The election of Alan B. McKeon, Nicholas M. Russo, Rudolph P. Russo, and Joseph E. Wallace as directors to serve until the 1999 Annual Meeting of Shareholders and until their successors are elected and qualified.

     [ ]  FOR ALL NOMINEES listed                 [ ]  WITHHOLD AUTHORITY to
          below (except as marked                      vote for all nominees
          to the contrary below).                      listed below.


     INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.

Alan B. McKeon, Nicholas M. Russo, Rudolph P. Russo, Joseph E. Wallace


2. The ratification of the appointment of Arthur Andersen LLP as independent public accountants for the fiscal year ending December 31, 1998.

               [ ]   FOR       [ ]  AGAINST       [ ]   ABSTAIN

         PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY CARD IN THE
                         ENCLOSED PREPAID ENVELOPE.

        (Continued, and to be signed and dated, on the reverse side)

[BACK SIDE]
                         (Continued from other side)

PROXY-SOLICITED BY THE BOARD OF DIRECTORS

     In his discretion, the named proxy is authorized to vote upon such other business as properly may come before the Annual Meeting and any adjournments thereof.

     THIS PROXY CARD WILL BE VOTED AS DIRECTED. IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY CARD WILL BE VOTED IN THE DISCRETION OF THE NAMED PROXY "FOR" THE ELECTION OF THE FOUR DIRECTOR NOMINEES NAMED IN PROPOSAL 1 AND "FOR" PROPOSAL 2. If any other business is presented to a vote of the shareholders at the Annual Meeting, this proxy card will be voted by the named proxy in his best judgment. At the present time, the Board of Directors knows of no other business to be presented to a vote of the shareholders at the Annual Meeting.

     If the undersigned elects to withdraw this proxy card on or before the time of the Annual Meeting or any adjournments thereof and notifies the Secretary of the Company at or prior to the Annual Meeting of the decision of the undersigned to withdraw this proxy card, then the power of said proxies shall be deemed terminated and of no further force and effect. If the undersigned withdraws this proxy card in the manner described above and prior to the Annual Meeting does not submit a duly executed and subsequently dated proxy card to the Company, the undersigned may vote in person at the Annual Meeting all shares of Common Stock of the Company owned by the undersigned as of the record date, April 22, 1998.



     Please mark, date and sign exactly as your name appears on this proxy card. When shares are held jointly, both holders should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If the holder is a corporation or a partnership, the full corporate or partnership name should be signed by a duly authorized officer.



Date:                                                  , 1998

                            Signature

                   Signature, if shares held jointly


Do you plan to attend the Annual Meeting?    YES [ ]        NO [ ]